UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 16, 2008

Vishay Intertechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

63 Lancaster Avenue
Malvern, PA 19355	19355-2143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 610-644-1300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On October 16, 2008, Vishay Intertechnology, Inc. issued a press release updating its outlook for the third quarter of 2008.

A copy of that press release is attached as Exhibit 99 to this report and is hereby incorporated by reference.

Item 2.06 – Material Impairments

On October 16, 2008, Vishay Intertechnology, Inc. issued a press release, which included an announcement that it expects to record impairment charges related to goodwill and other long-lived assets in the third quarter of 2008. The amount of the charge is still being determined.

A copy of that press release is attached as Exhibit 99 to this report and is hereby incorporated by reference.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99	Press release dated October 16, 2008

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2008

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lior E. Yahalomi
Name: Dr. Lior E. Yahalomi
Title: Executive Vice President and
Chief Financial Officer